UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2012 (April 2, 2012)

Express Scripts Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-35490	45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 2, 2012, Express Scripts Holding Company (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) with the Securities and Exchange Commission to report the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of July 20, 2011, as amended on November 7, 2011 (the “Merger Agreement”), by and among the Company, Express Scripts, Inc. (“Express Scripts”), Medco Health Solutions, Inc. (“Medco”), Aristotle Merger Sub, Inc. and Plato Merger Sub, Inc., pursuant to which each of Express Scripts and Medco became wholly owned subsidiaries of the Company. Medco is an acquiree for purposes of the transactions contemplated by the Merger Agreement.

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to present certain financial statements of Medco and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the acquisition of Medco.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Medco as of December 31, 2011 and December 25, 2010 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of the years ended December 31, 2011, December 25, 2010 and December 26, 2009, together with the notes thereto and the auditors’ report thereon, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2011 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.2	Audited consolidated balance sheets of Medco Health Solutions, Inc. as of December 31, 2011 and December 25, 2010 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of the years ended December 31, 2011, December 25, 2010 and December 26, 2009, together with the notes thereto and the auditors’ report thereon (1)

99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2011

(1)	Incorporated by reference to the Annual Report on Form 10-K of Medco, filed with the Commission on February 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts Holding Company (Registrant)

By:	/s/ Keith J. Ebling
Name: Keith J. Ebling
Title: Executive Vice President and General Counsel

Dated: April 13, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.2	Audited consolidated balance sheets of Medco Health Solutions, Inc. as of December 31, 2011 and December 25, 2010 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of the years ended December 31, 2011, December 25, 2010 and December 26, 2009, together with the notes thereto and the auditors’ report thereon (1)

99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2011

(1)	Incorporated by reference to the Annual Report on Form 10-K of Medco, filed with the Commission on February 21, 2012.